Loan Guarantee & Indemnity Agreement

            This loan guarantee and indemnity agreement is entered into by and among American Internet Technical Center, a Florida corporation with an office address at 440 East Sample Road, Suite 208; Pompano Beach, Florida 33063 ("American Internet"); AmeriNet Group.com, inc., a Delaware corporation with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended formerly operating as Equity Growth Systems, inc. ("AmeriNet" and the "Exchange Act," respectively); and, The Yankee Companies, Inc., a Florida corporation ("Yankees")

                                    Preamble:

     WHEREAS, American Internet is a wholly owned subsidiary of AmeriNet and requires unexpected interim capital; and

     WHEREAS, Xcel Associates, inc., a New Jersey corporation is willing to provide such capital (the "Xcel Loan") on the condition that it receives 15,000 shares of AmeriNet common stock as compensation in lieu of interest and the Yankees pledge 35,000 shares of AmeriNet common stock that it has held since on or about December of 1998 (the "Yankee Stock"), as a guarantee of American Internet's repayment of the Xcel Loan; and

     WHEREAS, Yankees is willing to pledge the Yankee Stock, provided that American Internet and AmeriNet, jointly and severally, agree to guarantee that American Internet will fully comply with all aspects of the Xcel Loan, and guarantee to Yankees the timely return of the Yankee Stock, and compensate Yankees for its use as collateral; and

     WHEREAS,   American   Internet  and  AmeriNet  are   agreeable  to  Yankees
     requirements:

     NOW THEREFORE, in consideration for the mutual covenants hereinafter set forth, the sum of ten dollars and other good and valuable consideration, the receipt and adequacy of which is hereby irrevocably acknowledged, American Internet, AmeriNet and Yankees (being hereinafter sometimes collectively referred to as the "Parties" or generically as a "Party"), intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

First: Annexed hereto and made a part hereof as exhibits 1-A and 1-B are the form of promissory note and the pledge agreement that Xcel has required American Internet and Yankees, respectively, to execute in conjunction with the Xcel Loan (the "Note" and the "Pledge Agreement," respectively).

Second: Yankees hereby agrees to enter into the Pledge Agreement predicated on the covenants of American Internet and AmeriNet hereinafter set forth, as an accommodation to American Internet and AmeriNet outside the scope of its duties under its consulting agreement dated on or about November 24, 1998, with AmeriNet, then known as Equity Growth Systems, inc. (the "Consulting Agreement") .

Third: American Internet and AmeriNet, jointly and severally, hereby irrevocably covenant and agree to indemnify Yankees in the event that the pledged collateral is retained by Xcel as a result of American Internet's failure to comply with its obligations under the Xcel Loan or for any other reason, indemnification to be at the election of Yankees either in securities of AmeriNet selected by Yankees, based on Yankees' rights to discounts under the Consulting Agreement with AmeriNet, or in cash, and in either case, such indemnification shall include an amount payable as interest in a sum equal to the closing offer price of AmeriNet's common stock on the date of the Xcel Loan multiplied by 1/10th the number of shares of AmeriNet common stock that Yankees is required to pledge to Xcel pursuant to the Pledge Agreement, or any amendments or supplements thereof (representing 10% of the value of the transaction).

The obligation of American Internet to pay the Xcel Loan shall be deemed by the Parties, for purposes of their obligations under this Agreement but not under the Note or the Pledge Agreement, to accelerate and mature, without notice or demand, concurrently with the exercise by Xcel of a currently outstanding warrant to purchase up to 1,000,000 shares of American Internet's common stock, as reflected in the copy of the warrant agreement annexed hereto and made a part hereof as exhibit 2 (the "Warrant"), to the extent of 100% of the proceeds from such exercise, until the Xcel Loan is paid in full.

10. None of the Collateral may be transferred, conveyed, hypothecated or encumbered in any manner without Xcel's prior written consent until the Xcel Loan is fully paid.

11. Concurrently with the execution of the Xcel Loan, Yankees has executed and tendered to Xcel for filing, UCC Forms 1, as required to perfect the security interest established hereby in the States of New Jersey and Florida.

2.2  Equity in Lieu of Interest

(1) In consideration for Xcel's agreement not to charge interest on the Xcel Loan, AmeriNet hereby agrees to issue to Xcel, concurrently with the receipt of the proceeds being provided to American Internet by Xcel, 15,000 shares of its unregistered common stock, based on Xcel's representations and warranties hereinafter set forth, acknowledging the restricted nature thereof.

(2) American Internet and AmeriNet acknowledge that the 15,000 shares of AmeriNet common stock being issued to Xcel in lieu of interest is being provided by AmeriNet for the benefit of American Internet pursuant to the provisions of Section 4.7(c) of the Reorganization Agreement entered into between them on June 25, 1999, and that $18,000 of the proceeds will be retained by AmeriNet as a partial credit against the earnings debit to which American Internet becomes subject as a result of such Section.

3.   Representations & Warranties

         American Internet hereby represents, warrants and covenants that:

(a) The proceeds being provided to AmeriNet for the benefit of American Internet concurrently with the execution hereof shall be used solely for the purposes set forth in exhibit 3(a) annexed hereto and made a part hereof (the "Use of Proceeds"), unless otherwise consented to in writing by AmeriNet and Yankees;

(b) No material adverse change in the business or the financial condition of American Internet since the date of the latest financial information filed concerning American Internet by AmeriNet with the Securities and Exchange Commission (the "Commission"), as reflected on the Commission's Internet web site located at http//:www.sec.gov, in the EDGAR archives;

(c) All acts, conditions and things (including, without limitation, the making of any required filings, recordings or registrations) required to be done or performed and to have happened pursuant to the Xcel Loan have been done and performed;

(d) All corporate, and legal proceedings and all documents and instruments in connection with the authorization of the the Xcel Loan, the Xcel Loan and all related instruments and ancillary documentation thereto will be delivered to Xcel and its legal counsel concurrently with the execution of the Xcel Loan and Xcel will be immediately provided with all information and copies of all other related documents and instruments, including records of corporate proceedings, which Xcel and its legal counsel may reasonably have requested in connection therewith, such documents and instruments, where appropriate, to be certified by proper corporate, or governmental authorities;

(e) As of the date of the Xcel Loan it is not insolvent within the meaning of applicable state and federal law;

(f) It is a corporation duly organized and validly existing in good standing under the laws of the State of Florida and that it has full power and authority to enter into the Xcel Loan, respectively, and to consummate the transactions contemplated hereby and thereby.

4.   Representations and Warranties by Yankees.

         As a material inducement to Xcel's effecting the loan to American Internet on which the Xcel Loan is based, Yankees hereby represents and warrants to Xcel, that:

(a) The granting of the security interests provided for herein have been duly authorized by all necessary corporate action and hereby and thereby constitute legal, valid and binding obligations of Yankees, enforceable in accordance with their respective terms;

(b) The making and performance by Yankees of the obligations pertaining to the Collateral undertaken under the Xcel Loan, and any related documents and the transactions contemplated hereby and thereby do not contravene any provisions of law applicable to it and do not conflict or are not inconsistent with, and will not result (with or without the giving of notice or both) in a breach of or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon the Collateral pursuant to the terms of any credit agreement, indenture, mortgage, purchase agreement, deed of trust, security agreement, lease guarantee or other instrument to which it is a party or by which it may be bound or to which its properties may be subject;

(c) Yankees has good, valid and marketable title to the Collateral free and clear of all liens, claims and encumbrances; and

(d) Yankees has not entered into any understanding or agreement, (oral or in writing) relating to the transactions contemplated herein, or any other transactions contemplated or permitted by the Xcel Loan with any person or entity which understanding, agreement or other writing would affect the Collateral in any manner whatsoever or any of the rights or interests of Xcel with respect thereto.

5.   Representations and Warranties by Xcel.

         Xcel acknowledges that neither the Collateral or the common stock being issued in lieu of interest have been registered under the Securities Act of 1933, as amended (the "Securities Act") or under the securities laws of any state, but rather, that the Collateral is being pledged and the common stock in lieu of interest is being issued in reliance on the exemptions from registration requirements, specifically, the Collateral is being pledged in reliance on the exemption provided by Sections 4(1) and 4(2) of the Securities Act (known in the securities industry as the 4 (1 1/2) exemption), the stock in lieu of interest is being issued in reliance on the exemption provided by Section 4(6) of the Securities Act, and both are relying on comparable exemptions under state Blue Sky Laws, including Section 517.061(11), Florida Statutes, and Section 49:3-50 of the New Jersey Uniform Securities Act (1997); and that, consequently:

(a) The securities being pledged or issued under this Agreement will bear legends restricting their transfer, sale, conveyance or hypothecation unless such Securities are either registered under the provisions of
          Section 5 of the Act and under the Florida Act, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to AmeriNet is provided to AmeriNet's General Counsel to the effect that such registration is not required as a result of applicable exemptions therefrom, AmeriNet acknowledging that the Collateral will qualify under the "pledge" provisions of Commission Rule 144 as to taking of Yankees' holding period therefor, which began on or about December 8, 1998, and Xcel acknowledging that the Securities being issued in lieu of interest will require a holding period of one year from the date that the proceeds being provided by Xcel to American Internet hereunder are paid prior to any transactions in reliance on Commission rule 144;

(b) AmeriNet's transfer agent shall be instructed not to transfer any of the Securities unless the General Counsel for AmeriNet advises it that such transfer is in compliance with all applicable laws;

(c) The Collateral involves a bona fide pledge, with the expectation by Xcel that all payments required under the Xcel Loan will be made, and that the Collateral will thereafter remain the property of Yankees;

(d) It is acquiring the Securities being issued in lieu of interest for its own account, for investment purposes only, and not with a view to further sale or distribution; and

(e) Xcel or its advisors have examined AmeriNet's books and records and questioned its officers and directors as to such matters involving AmeriNet as they deemed appropriate.

6.   Place of Payments.

(a) Xcel is tendering the net sum of $75,000, in cleared United States Dollars, to the order of AmeriNet, for the benefit of American
         Internet, concurrently with the execution of the Xcel Loan, and such funds shall be retained in an account controlled by AmeriNet to assure that the funds are expended as represented herein as to Use of Proceeds;

(b) Payment of principal, interest and other sums due or to become due with respect to the Xcel Loan are to be made at the office of principal executive offices of Yankees in Boca Raton, Florida, or such other place as Xcel and Yankees shall agree upon and designate to American Internet in writing, in lawful money of the United States of America in immediately available funds.

7.       Late Payments & Other Charges.

(a) If any amount due with respect to the payment of the Xcel Loan is not paid when the same shall be due and Xcel does not levy on the Collateral, American Internet will, unless excused, on a specific case by case basis, in writing by Xcel, pay interest on any such overdue amount at 8% per annum until the date such amount is paid or the Collateral is levied upon.

(b) American Internet shall pay or cause to be paid, in addition to all other amounts payable hereunder actual expenditures, including reasonable attorney's fees, for proceedings to collect the Xcel Loan or to enforce, preserve and protect the Collateral (as such term is defined herein) and the rights and interest of Xcel therein.

8. Rights and Powers with Respect to the Collateral.

         Yankees hereby authorizes Xcel to do every act and thing in the name of Yankees which Xcel may deem advisable to enforce effectively its rights and interest in and to the Collateral and the Yankees hereby appoints Xcel its true and lawful attorney-in-fact, to demand, enforce, collect, receive, receipt and give releases for any funds due or to become due under or arising out of or with respect to the Collateral and to endorse all certificates and other instruments, and to do and take all such other actions relating to any of the Collateral, to file any claims or institute any proceedings with respect to any of the foregoing which Xcel deems necessary to advisable and to compromise any such demand, claim or action.

9.       Default;  Remedies.

         In the event:

(a) Of a failure of American Internet to pay any amount when due hereunder for a period of 10 days after written notice by Xcel to American Internet, AmeriNet and Yankees;

(b) Of a failure by American Internet to perform any agreement or undertaking under the Xcel Loan or any other agreement or document given to evidence or secure any of the Xcel Loan;

(c) Any warranty, representation, covenant or agreement made by American Internet, AmeriNet or Yankees to Xcel under the Xcel Loan relating to any related document or the Xcel Loan proves to be incorrect or untrue in any material respect at the time when made;

(d) American Internet shall become insolvent or cease doing business as a going concern or be come unable to pay its debts generally as such debts become due, or a petition or order for relief under the bankruptcy laws or insolvency laws or for reorganization, composition, adjustment, or other relief of debtors under any law is filed by or against American Internet and such petition is not dismissed within 30 days, or American Internet makes an assignment for the benefit of creditors, or a receiver or liquidator is appointed for American Internet, or a court of competent jurisdiction orders the winding up or liquidation of the affairs of American Internet;

(e)      American Internet is dissolved;

(f) The majority interest of AmeriNet in American Internet is conveyed, foreclosed upon or transferred in any manner, without Xcel's prior consent; or

(g) Any person, juridical entity or governmental instrumentality shall make a claim against American Internet or any part of the Collateral;

(each of the events referred to in the foregoing Subsections (a) through (g) being hereinafter referred to as a "Default"), then, in any such event, Xcel may accelerate the full amount of the Xcel Loan in which event such amount will become immediately due and payable by American Internet without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and Xcel may pursue all of the rights and remedies with respect to the Collateral accruing to Xcel hereunder or by operation of law as a secured creditor under the Uniform Commercial Code or other applicable law and all such available rights and remedies, to the full extent permitted by the law, shall be cumulative and not exclusive.

10.       Application of Proceeds.

         Upon enforcement of the Xcel Loan, all funds received upon the foreclosure and liquidation of the Collateral shall be applied by Xcel as follows:

(a) To the payment of all costs, expenses, liabilities and compensation of Xcel (including fees and expenses of its agents and legal counsel) incurred or accrued in connection with any action or proceeding brought by Xcel or in connection with the maintenance , sale or other disposition of the Collateral or any portion thereof.

(b)       To the payments of all amounts then due and payable on the Xcel Loan.

(c)       To the payment of any surplus then remaining to Yankees.

11.       Further Assurances.

         American Internet, AmeriNet and Yankees hereby agree to execute and deliver to Xcel, or cause to be executed and delivered to Xcel, such further instruments and documents as may be reasonably requested by Xcel to carry out fully the intent and accomplish the purposes of the Xcel Loan and the transactions referred to herein and therein, and to protect and maintain the first priority security interest of Xcel in and to the Collateral.

12.      Miscellaneous.

(a)      No Waiver; Cumulative Remedies.

         (1) No failure or delay on the part of Xcel in exercising any right, power or privilege hereunder or under the Xcel Loan shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (2) No right or remedy in the Xcel Loan is intended to be exclusive but each shall be cumulative and in addition to any given Xcel at law or in equity; and the exercise by Xcel of any one or more of such remedies shall not preclude the simultaneous or later exercise by Xcel of any or all such other remedies. No express or implied waiver by Xcel of any future or subsequent Default.

(b)      Notices.

         All notices, requests and demands to or upon any party hereto shall be deemed to have been duly given or made when deposited in the United States mail, first class postage prepaid, addressed to such party at such address as may be hereafter designated in writing by such party to the other Party hereto.

         (1) Notices to Xcel shall be made at the address set forth in the initial paragraph of the Xcel Loan, in each case with copies to Yankees and AmeriNet;

         (2) Notices to American Internet shall be provided to the following address, in each case with copies to AmeriNet and
                  Yankees: American Internet Technical Center, Inc.; 440 East Sample Road; Pompano Beach, Florida 33056; Attention: J. Bruce Gleason, President; Telephone (954) 943-4748; Fax (954) 943-4046; e-mail aitc2@bellsouth.net;

         (3) Notices to Yankees shall be provided to the following addresses, confirmed on the date sent by fax and e-mal: The Yankee Companies, Inc.; 902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487; Attention: Leonard Miles Tucker, President; Telephone (561) 998-2025, Fax (561) 998-3425; and,
                  e-mail carrington@flinet.com; with a copy to 1941 Southeast 51st Terrace; Ocala, Florida 34471; Attention, Vanessa H. Lindsey, Chief Administrative Officer; Telephone (352) 694-9179; Fax (352) 694-1325; and e-mail
                  wacalvo3@atlantic.net; and

         (4) Notices to AmeriNet shall be provided to the following addresses, confirmed on the date sent by fax and e-mal, and with copies to Yankees: AmeriNet Group.com, Inc.; 902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487; Attention:
                  Michael Harris Jordan, President; Telephone (561) 998-3435, Fax (561) 998-3425; and, e-mail carrington@flinet.com; with a copy to G. Richard Chamberlin, Esquire; General Counsel; AmeriNet Group.com, Inc.; 4950 South Highway 441; Summerfield, Florida 34491; Telephone (352) 694-6714, Fax (352) 694-9178;
                  and, e-mail, GrichardCh@aol.com.

(c)      Survival of Representations and Warranties.

         All representations and warranties made in the Xcel Loan and any documents delivered pursuant hereto or thereto shall survive the execution and delivery of the Xcel Loan.

(d)      Amendments.

         the Xcel Loan may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of a change, waiver, discharge or termination is sought.

(e)      Headings.

         The headings of the Sections and Paragraphs are for convenience only, are not part of the Xcel Loan and shall not be deemed to effect the meaning or construction of any of the provisions hereof.

(f)      Successors or Assigns.

         a. The Xcel Loan shall be binding upon and inure to the benefit of Maker and Xcel and their respective successors and assigns, except that Maker may not assign or transfer its rights or obligations hereunder or any interest herein without the prior written consent of Xcel.

         b. The obligations of AmeriNet to Xcel and Yankees shall be binding upon and inure to the benefit of Yankees and Xcel and their respective successors and assigns.

(g)      Construction.

         the Xcel Loan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

(h)      Severability.

         If any provision or any portion of any provision of the Xcel Loan, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of the Xcel Loan or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

(i)      Number and Gender.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties, or their personal representatives, successors and assigns may require.

(j)      Jurisdiction.

         (1) American Internet hereby irrevocably consents and agrees that any legal action, suit or proceeding arising out of or in any way related to the Xcel Loan or the transactions contemplated hereby, shall be instituted or brought in a forum, either legal or arbitral, in Palm Beach County, Florida, and by execution and delivery of the Xcel Loan, American Internet hereby irrevocably accepts and submits to, for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of any such tribunal, and to all proceedings in such tribunal.

         (2) American Internet irrevocably consents to service of any summons and/or legal process by registered or certified United States air mail, postage prepaid, to Maker at the address set forth in any filing with the Florida Department of State or the Commission, such method of service to constitute, in every respect, sufficient and effective service of process in any such legal action or proceeding.

         (3) Nothing in the Xcel Loan shall affect the right to service of process in any other manner permitted by law or limit the right of Xcel to bring actions, suits or proceedings in the courts or tribunals of any other jurisdiction.

         (4) American Internet further agrees that final judgment against it in any such legal action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of American Internet's liability.

(k)      License.

         a.    This form of Note is the property of Yankees.

         b. The use hereof by the parties executing the Xcel Loan in their several capacities is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

         c. The Xcel Loan shall not be construed more or less stringently against any signatory thereto or any other person based on its authorship.

         d.    Each signatory to the Xcel Loan hereby acknowledges that Yankees:

               a.   Is   not  a law  firm  or  otherwise  legally  regulated  or
                    licensed entity;

               b. Has not provided anyone with advice concerning execution of the Xcel Loan;

               c. Has suggested that every person or legal entity executing the Xcel Loan have it independently reviewed by their own advisors and legal counsel prior to its execution.

L.       Exhibits

         The following exhibits are annexed to the Xcel Loan, incorporated by reference and made a part thereof:

         Exhibit           Description
         1(c)              The Xcel Warrant Agreement
         3(a)              The Use of Proceeds

         IN WITNESS WHEREOF, American Internet has executed this instrument, effective as of the ____ day of September, 1999.

Signed, Sealed & Delivered
         In Our Presence:

                                        American Internet Technical Center, Inc.

------------------------

________________________                     By:      ________________________
                                                     J. Bruce Gleason, President

         {CORPORATE SEAL}

                                            Attest:  ________________________
                                                     Michael D. Umile, Secretary

                                                        AmeriNet Group.com, Inc.

------------------------

________________________                     By:      ________________________
                                                           Michael Harris Jordan
                                                                       President

         {CORPORATE SEAL}

                                             Attest:  ________________________
                                                  G. Richard Chamberlin, Esquire


                                                      The Yankee Companies, Inc.

------------------------

________________________                      By:      ________________________
                                                            Leonard Miles Tucker
                                                                       President

         {CORPORATE SEAL}

                                             Attest:  ________________________
                                                           William A. Calvo, III
                                                                       Secretary

                                                           Xcel Associates, Inc.

------------------------

________________________                      By:      ________________________
                                                                Edward T. Whelan
                                                                       President

         {CORPORATE SEAL}

                                             Attest:  ________________________
                                                                     Secretary

                                  Exhibit 1(c)

                           The Xcel Warrant Agreement

         Included in separate instrument provided to each signatory, the receipt of which is acknowledged, through initialing of this page.


                                  Exhibit 3(a)

                                 Use of Proceeds

1.   Development of Tutor-to-Go Interactive Internet Program:    $15,000

2.   Equipment for T-1 Line                                      $  3,000

3.   Salaries & Wages                                            $  4,000

4.   Marketing, Advertising & Promotions                         $10,000

5.   Auditors                                                    $  8,000

6.   Atlanta Trade Show                                          $  5,000

7.   Leasehold improvements                                      $ 5,000

8.   Accounts Payable                                            $ 7,000

9.   AmeriNet stock in lieu of interest partial credit           $18,000

         Total                                                   $75,000

                    American Internet Technical Center, Inc.

                   Written Consent in Lieu of Special Meeting

     THE UNDERSIGNED, being all of the directors of American Internet Technical Center, a Florida corporation (the "Corporation"), pursuant to authority granted under Chapter 607, Florida Statutes and as permitted by the Corporation's Certificate of Incorporation and Bylaws, hereby take the following actions and adopt the following resolutions:

                                   WITNESSETH:

     RESOLVED, that this Corporation enter into that form of note and self contained security agreement pertaining to a $75,000 loan from Xcel Associates, Inc. (the "Note"), a copy of which have been heretofore circulated among the Undersigned and which the Secretary of this Corporation is hereby directed to file in the Minute Book immediately following this Written Consent to Action in Lieu of Meeting as a separately indexed item; and be it FURTHER

     RESOLVED, that J. Bruce Gleason and Michael D. Umile, as President and Secretary of this Corporation, respectively, are hereby authorized, empowered and directed to execute and carry out the terms of the Note; and be it FURTHER

     RESOLVED, that the Officers of this Corporation are hereby authorized, empowered and directed to take all actions on behalf of the Corporation necessary or desirable to effect the foregoing.

            *                             *                             *


     DONE, effective as of the __ day of September, 1999.

Signed, Sealed and Delivered
     In Our Presence

---------------------------

---------------------------                         ---------------------------
                                                     J. Bruce Gleason, President

---------------------------

---------------------------                          ---------------------------
                                                      Michael D. Umile, Director

---------------------------

---------------------------                         ---------------------------
                                                 Michael Harris Jordan, Director